SCHEDULE 14C INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.)

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

                           CHECK THE APPROPRIATE BOX:
     [X ]   PRELIMINARY PROXY STATEMENT      [ ] CONFIDENTIAL, FOR USE OF THE
               COMMISSION ONLY (AS PERMITTED BY RULE 14C-5(D)(2))

                       [ ] DEFINITIVE INFORMATION STATEMENT

                       [ ] DEFINITIVE ADDITIONAL MATERIALS

                       [ ] SOLICITING MATERIAL UNDER RULE 14A-12


                            AQUA VIE BEVERAGE CORP.
                            -----------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
                              [X] NO FEE REQUIRED.
  [ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1) AND 0-11.

       (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
                    Common
                    Preferred


       (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTIONS APPLIES:
                    95,121,117 common and 16,018.092 preferred

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): n/a

       (4) Proposed  maximum  aggregate  value  of  transaction:  n/a


       (5) Total  fee  paid:  n/a


  [ ]  Fee paid previously with preliminary materials:  n/a


   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)   Amount  previously  paid:

     (2)   Form, Schedule or Registration Statement No.:  14C

     (3)   Filing  Party:  Registrant

     (4)   Date Filed:  June 12, 2002


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


                             AQUA VIE BEVERAGE CORP
                             ----------------------
                          333 South Main Street Ste 203
                              Ketchum, Idaho 83340

                              Information Statement
                              ---------------------


                                  June 12, 2002


          The Company wishes to inform  shareholders  of the following  proposed
actions  by  consent,   which  we  are  proposing  to  provide  Management  with
flexibility to effect future financing for the Company.

          1. Approve the increase of the authorized capital to 5,000,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock of the company; said action by consent to be effective 32 days from the date hereof.


         2. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY


         You can find more information about this proposal, in the attached Information Statement.


                             By Order of the Board of Directors,


                             /s/ Thomas J. Gillespie
                                 ------------------------------
                                 Thomas J. Gillespie, President

Ketchum, Idaho
June 12, 2002

                             AQUA VIE BEVERAGE CORP
                         333 South Main Street, Ste 203
                              Ketchum, Idaho 83340


                              INFORMATION STATEMENT
                                     FOR THE
                         WRITTEN CONSENT OF STOCKHOLDERS
                                  June 12, 2002


The Corporation's Board of Directors is providing information with respect to the matters referred to in this Information Statement. This Information Statement contains important information. Please read it carefully.


ITEM 1.


Item 1.1.  DATE, TIME AND PLACE OF INFORMATION

     This Information Statement will be mailed to stockholders on or about June 22, 2002.


     In this Information Statement:

     o   "We," "us," "our" and the  "Company"  refer to Aqua Vie Beverage  Corp.
     o   "Board of Directors" or "Board" means our Board of Directors,
     o   "SEC" means the Securities and Exchange Commission; and,
     o "Voting Securities" means outstanding shares of our common stock or preferred stock with voting rights.

     The Board set June 5, 2002 as the record date for the Information Statement. There were 95,121,117 shares of our common stock outstanding as at June 5, 2002. The proposed effective date for the increase in the amount of the authorized common and preferred stock is set as of July 14, 2002.

     We have summarized below important information with respect to an information Statement in lieu of a shareholder meeting.


WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY


ITEM 1.2.     REVOCABILITY OF PROXIES                 N/A

ITEM 1.3.     DISSENTERS RIGHTOF APPRAISAL            N/A

ITEM 1.4.     PERSONS MAKING THE SOLICITATION         N/A

ITEM 1.55.    INTEREST OF CERTAIN PERSONS IN MATTERS
              TO BE ACTED UPON                        N/A  (see below, Item 3)

ITEM 1.6.     VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table shows the number of shares of our common and preferred stock that are owned by the directors, the Named Executive Officers and Certain Beneficial Owners.

     a). Security Ownership of Certain Beneficial Owners.

     The following table sets forth the security and beneficial ownership interest for each class of equity securities known by the Corporation to have more than five (5%) percent of the voting securities. Numbers are estimated and vary as a function of conversion rates of Series G preferred shares, which proportionally increase relative to the market price below $.02/share or additional sales below $.02/share as measured by a fraction whose numerator is $/02/share, and whose denominator is the lower market price or issuance price. At the time of the consent action, as an example, if the market price of common were $.010/share, voting rights (and conversion rates to common) of Preferred G shares would double from those stated here. As other preferred shares have voting rights based on conversions to common or deemed conversion from common convertibles, if the conversion rate of Series G shares increased because of these factors, the conversion rate (and voting rate) of said other Preferred shares would vary accordingly. Voting and conversion rates are estimated based on a common market at time of the consent action of approximately $02/share, and on the assumption that no below market issuances of stock which would trigger a higher conversion rate occur between the date hereof and when the consent action is taken. Only shares voted by Thomas Gillespie, President, are being utilized to support this consent action, no other common or preferred shares are intended to be voted therefore, and said shares constitute an absolute majority of the votes not withstanding any possible enhancements in voting as described above for information purposes only.


                  Amount of Shares    Percentage     Name and Address
Title of Class        of Class         of Class      of Beneficial Owner
--------------    -----------------   ----------     -------------------
   COMMON         95,121,117 Shares

                   1,383,829           1.65%         Thomas J. Gillespie,
                                                     President/Chairman of the Board
                                                     333 South Main Street, Ste 203
                                                     Ketchum, Idaho 83340

                  70,574,255          82.8%          CEDE (Street Name Holder)
                                                     P.O. Box 20 Bowling Green Station
                                                     N.Y., N.Y. 10274

   SERIES A
   PREFERRED         812.991 Preferred Shares with est. 6,462,731 Common Shares and voting rights. (below may not be 5% holders,
                                              for information only)

                                      57.65%         Bruce Butcher
                                                     1001 4th Ave. #3827
                                                     Seattle, Washington 98154

                                      42.35%         Joseph J. Wozniak
                                                     15404 20th Ave. SW
                                                     Burien, Washington 98166

   SERIES B
   PREFERRED      None Outstanding

   SERIES C
   PREFERRED      None Outstanding

   SERIES D
   PREFERRED       3,965.101 Preferred Shares with 6,608,634 Common Shares and
                                              36,346,891 Shares of voting rights.
                                              (all voting rights held by Thomas
                                              Gillespie)

                                     100%            Brace Foundation Trust
                                                     333 South Main Street, Ste. 203
                                                     Ketchum, Idaho 83340

   SERIES E
   PREFERRED      None Outstanding

   SERIES F
   PREFERRED       1,240 Preferred Shares with 2,480,000 Common Shares & Voting
                                          Rights (may not be 5% holder)

                                     100%            Joseph J. Wozniak
                                                     15404 20th Ave. SW
                                                     Burien, Washington 98166

   SERIES G
   PREFERRED      10,000 Preferred Shares with 80,000,000 Common Shares &
                                          320,000,000 voting rights

                                     100%            Thomas J. Gillespie,
                                                     President and Chairman of the Board
                                                     333 South Main Street, Ste 203
                                                     Ketchum, Idaho 83340


(1) Under Rule 13(d) of the Exchange Act, shares not outstanding but subject to options, warrants, rights or conversion privileges pursuant to which such shares may be acquired in the next 60 days are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by persons that have such rights, but are not deemed outstanding for the purpose of computing the percentage for any other person.

(2) As of June 5, 2002, there were 95,121,117 Common shares outstanding and Preferred Voting Rights of 245,289,622 common share equivalents Unless otherwise noted, the security ownership disclosed is of record and beneficial.

     b)  Security Ownership of Management.

The following table sets forth certain information with respect to the beneficial ownership of each officer and director, and of all directors and executive officers as a group as of June 5, 2002.


                  Amount of Shares    Percentage     Name and Address
Title of Class        of Class         of Class      of Beneficial Owner
--------------    -----------------   ----------     -------------------

COMMOM            1,383,829            1.65 %        Thomas J. Gillespie,
                                                     President and Chairman of the Board
                                                     333 South Main Street, Ste 203
                                                     Ketchum, Idaho 83340
SERIES D
PREFERRED         3,965.101 Preferred Shares with 6,608,634 Common Shares and 36,346,891
                                             Shares of voting rights

                                       100%          Thomas J. Gillespie, President and Chairman of the Board
                                                     Beneficiary of an undivided interest in the following trust
                                                     Brace Foundation Trust
                                                     333 South Main Street, Ste. 203
                                                     Ketchum, Idaho 83340

SERIES G
PREFERRED        16,000 Preferred Shares with 320,000,000 Common Shares &
                                             200,000,000 voting rights

                                      100%           Thomas J. Gillespie,
                                                     President and Chairman of the Board
                                                     333 South Main Street, Ste 203
                                                     Ketchum, Idaho 83340



There are no arrangements that may result in change in control of the company.

ITEM 1.7.  DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS.  N/A

ITEM 1.8.  EXECUTIVE  COMPENSATION.    N/A

ITEM 1.9.  INDEPENDENT  PUBLIC  ACCOUNTANTS    N/A

ITEM 1.10. COMPENSATION  PLANS    N/A

ITEM 1.11. AUTHORIZATION OR ISSUANCE OF SECURITIES
           OTHERWISE THAN FOR EXCHANGE   N/A

ITEM 1.12. MODIFICATION  OR  EXCHANGE  OF  SECURITIES   N/A

ITEM 1.13. FINANCIAL  AND  OTHER  INFORMATION    N/A

ITEM 1.14.  MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS     N/A

ITEM 1.15.  ACQUISITION OR DISPOSITION OF PROPERTY   N/A

ITEM 1.16.  RESTATEMENT  OF  ACCOUNTS   N/A

ITEM 1.17.  ACTION  WITH  RESPECT  TO  REPORTS.   N/A

ITEM 1.18.  MATTERS  NOT  REQUIRED  TO  BE  SUBMITTED   N/A

ITEM 1.19.  AMENDMENT  OF  CHARTER,  BYLAWS  OR  OTHER  DOCUMENTS

The Corporation has determined that an increase in authorized capital is necessary in order to fund additional inventory and administrative costs.

The Corporation proposes to Amend the Charter of the Corporation to reflect an increase in authorized capital to 5,000,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock.

ITEM 1.20.  OTHER  PROPOSED  ACTION   N/A

ITEM 1.21.  VOTING  PROCEDURES   N/A

ITEM 1.22.  INFORMATION REQUIRED IN INVESTMENT COMPANY PROXY STATEMENT   N/A

ITEM 2. Proxies: Proxies are not being solicited as this is a consent action and will not be accepted.

Item 3: Interest of Parties

Thomas Gillespie, CEO and holder of the Series G preferred shares may benefit from the amendment increasing the common shares as there is not currently enough common shares to satisfy the conversion permitted of Series G Preferred to Common; a similar benefit could accrue if a combination was effected which would free up common share outstanding. Series G and other shares voted by Mr. Gillespie constitute an absolute voting majority of the shares of the compnay and an absolute equity share.

                                 OTHER MATTERS
                                 -------------

Other  Business
---------------

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting or Information Statement in lieu thereof. If any other matters are properly brought before the Corporation, it is the intention of the persons named in the accompanying information statement to consider such matters in accordance with their best judgment.

Annual Report to Stockholders OR Annual Report on Form 10-K
-----------------------------------------------------------

     The Corporation's annual report on Form 10-K for the year ended July 31, 2001 as filed with the SEC, is available at no charge to stockholders upon written request at the Corporation's mail address. Copies may also be obtained without charge through the EDGAR system at www.sec.gov.

                                 By Order of the Board of Directors


                                 /s/ Thomas J. Gillespie
                                 ---------------------------------------
                                     Thomas J. Gillespie,
                                     President & Chairman

DATE  June 12, 2002

June 12, 2002

Dear  Stockholder:

We are providing an Information Statement in lieu of an Annual Meeting or Special Meeting of Stockholders of AQUA VIE BEVERAGE CORP. Detailed information as to the matter under consideration is contained in the accompanying Notice and Information Statement.


                                   Sincerely,


                                   /s/ Thomas J. Gillespie
                                 ---------------------------------------
                                     Thomas J. Gillespie,
                                     President & Chairman

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